UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2020

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 42nd Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BXMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Number of Authorized Shares.

On June 9, 2020, Blackstone Mortgage Trust, Inc. (the “Company”) filed articles of amendment to the Company’s charter (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland in order to amend the Company’s charter to increase the number of authorized shares of its stock from 300,000,000 to 500,000,000, including an increase in the authorized number of shares of its class A common stock, par value $0.01 per share, from 200,000,000 to 400,000,000. The Articles of Amendment became effective upon filing.

The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete Articles of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On June 11, 2020, the Company completed an underwritten public offering of 10,000,000 shares (the “Shares”) of its class A common stock, par value $0.01 per share, at a price to the underwriters of $27.91 per share pursuant to an underwriting agreement, dated June 8, 2020 (the “Underwriting Agreement”), among the Company, BXMT Advisors L.L.C. and Citigroup Global Markets Inc., BofA Securities, Inc., Barclays Capital Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC. In connection with the offering, the Company also granted the underwriters a 30-day option to purchase up to an additional 1,500,000 shares of its class A common stock. The Underwriting Agreement is filed herewith as Exhibit 1.1.

Aggregate net proceeds to the Company, after deducting estimated offering expenses, were approximately $278.8 million. The Shares were sold pursuant to the Company’s effective shelf registration statement on Form S-3ASR (File No. 333-232852) filed on July 26, 2019 and the related prospectus dated July 26, 2019, as supplemented by a prospectus supplement dated June 8, 2020.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1

Underwriting Agreement, dated June 8, 2020, among the Company, BXMT Advisors L.L.C. and Citigroup Global Markets Inc., BofA Securities, Inc., Barclays Capital Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC.

3.1	Articles of Amendment dated June 8, 2020.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: June 11, 2020

	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Managing Director, Head of Legal and Compliance and Secretary